Variable Life Insurance Application Part 1 [ ]Check here if applying for Additional Proposed Insured.
Genworth Life & Annuity

--------------------------------------------------------------------------------

1. a. Insured (Last , First, M.I., Maiden Name)   b. Date of Birth (MM/DD/YYYY)
                                                                /        /
-------------------------------------------------------------------------------

 c. Age d. Sex e. Marital Status f. S.S./Tax ID No. g. Driver's License No./State
---------------------------------------------------------------------------------

 h. Home Telephone  i. State/Country of Birth j. Legal Citizenship [ ] U.S. [ ] Other
[ ] Unlisted (    )                                                         (Specify)
-------------------------------------------------------------------------------------

  k. Residence Address (No. & St., City, State, Zip) l. How long at this address?
                                                               yrs.      mos.
---------------------------------------------------------------------------------

2. a. Occupation          b. Job Title--Duties (Be Specific) c. Employed By            d. Time Employed There
----------------------------------------------------------------------------------------------------------------
  e. Business Address (No. & St., City, State, Zip)                                f. Work Telephone
                                                                                      (      )
----------------------------------------------------------------------------------------------------------------
3. a. Secondary Addressee Name                               b. Address (No. & St., City. State, Zip)
----------------------------------------------------------------------------------------------------------------
4. a. Owner (Last , First, M.I.) (If Other than the Prop. Ins.) (If Trust,             b. Social Security/Tax ID
  give full name of Trust, Trustee and date of trust agreement)
----------------------------------------------------------------------------------------------------------------
  c. Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------------------------------------
5. a. Payor (Last Name, First, M.I.) (Always complete if different from 1.a. or 4.a.)
----------------------------------------------------------------------------------------------------------------
  b. Billing Address (No. & St., City, State, Zip) (Always complete if different from 1.k. or 4.c.)
----------------------------------------------------------------------------------------------------------------
6. Beneficiary Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle: [ ]

   Primary         Full Name (Last, First, M.I.)/Name  % of Share  Relationship  Age  Date of Trust
                   of Trust/Trustee
----------------------------------------------------------------------------------------------------
                    Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------------------------
[ ] Primary        Full Name (Last, First, M.I.)/Name  % of Share  Relationship  Age  Date of Trust
[ ] Contingent     of Trust/Trustee
----------------------------------------------------------------------------------------------------
                    Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------------------------
[ ] Primary        Full Name (Last, First, M.I.)/Name  % of Share  Relationship  Age  Date of Trust
[ ] Contingent     of Trust/Trustee
----------------------------------------------------------------------------------------------------
                   Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------------------------

7.a. Plan of Insurance

 -----------------------------------------------------------------------------
 b. Insurance              Death Benefit             Total Initial
   Amount $                Enhancement Rider $       Coverage $
 -----------------------------------------------------------------------------

c. Optional Benefits: Note - not all options available for all product types and in all states.
        [ ]Accidental Death Benefit Rider    [ ] Additional Proposed Insured    [ ]Child Rider
        [ ]4-Year Term                       [ ]Waiver of COI
        [ ]Other
-------------------------------------------------------------------------------------------------

d. Death Benefit Options                                    e. Rider Amounts (Please Complete Additional
(Elect One)                                                 Proposed Insured and/or Child Rider Section)
[ ]                                                         1. Additional Proposed          2. Children (Maximum
   Option A: Specified Amt. Plus Account Value (Increasing)    Insured                      $10,000)
[ ]Option B: Specified                                         $                               $
   Amount (Level)
[ ]Other
---------------------------------------------------------------------------------------------------------------------------

 f. Policy Date       g. Life Insurance Test   h. Premium Mode:  [ ] Monthly Bank Draft [ ] Single Premium   [ ] Gov. Allotment
    Requested           [ ]GPT    [ ] CVAT                       [ ] Annually           [ ] Semiannually     [ ] Quarterly
 ------------------------------------------------------------------------------------------------------------------------------
 i. Planned Periodic Premium Requested (Per    j. Paid with Application                       k. Lump Sum
 Mode Elected in h.)                           $                                              $
 $

================================================================================

Genworth Life and Annuity Insurance Company
6610 West Broad Street
Richmond, VA 23230
804 281-6000

17185 07/2001 Genworth Life and Annuity Insurance Company Page 1 of 8 To order use stock no * 17185 01/01/06

Variable Life Insurance Application Part 1

Continued

---------------------------------------------------------------------------------------------------------------------------
8.Proposed Insured's Insurance Needs (Complete either the Personal or Business section. Explain "Yes" answers in
  REMARKS.)
---------------------------------------------------------------------------------------------------------------------------
[ ]  a. Personal:. [ ]  Income Replacement [ ]  Debt         [ ]  Estate Conservation [ ]  Other (Explain)
                                                Repayment
---------------------------------------------------------------------------------------------------------------------------
    1.Personal     Gross Annual            Total             Total                    Net
      Finances:    Income                  Assets            Liabilities              Worth
---------------------------------------------------------------------------------------------------------------------------
    2.Within the past 5 years, has the insured filed for bankruptcy or had any judgments or liens filed against him/her?  [ ] Yes  [ ] No
---------------------------------------------------------------------------------------------------------------------------
[ ]   b. Business: [ ] Buy-Sell            [ ] Key Employee  [ ] Secure Credit        [ ] Other (Explain)
---------------------------------------------------------------------------------------------------------------------------
    1.Business     Total Assets            Total Liabilities Net Worth                % of the business Gross Annual Salary
      Finances:                                                                       owned?            (include bonus)
---------------------------------------------------------------------------------------------------------------------------

    2.   Is business insurance applied for or in force on other key members of the business? (Explain        [ ] Yes [ ] No
         either answer in REMARKS.)
    3.   Within the past 5 years, has the business filed for bankruptcy or had any lien or judgments filed   [ ] Yes [ ] No
         against it?

9.Existing Insurance/Replacement (Explain "Yes" answers in             Yes No
  REMARKS. Additional forms may be required.)
 a.Does proposed insured have existing life insurance or annuities?    [ ] [ ]
 b.If "Yes," to Question 9.a., will the insurance applied for in this application replace, end or change any existing life insurance or
   annuities?                                                          [ ] [ ]
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.

---------------------------------------------------------------------
Full Name of Company Replacing? $ Amount Year Issued Beneficiary(ies)
                     Yes   No
---------------------------------------------------------------------
                     [ ]   [ ]
---------------------------------------------------------------------
                     [ ]   [ ]
---------------------------------------------------------------------
                     [ ]   [ ]
---------------------------------------------------------------------

10. Tobacco and Nicotine Use

a.Mark the one item that best describes your history of tobacco and other
  nicotine product use:   [ ] Never Used   [ ] Totally Stopped   [ ] Use Now
b.If you have "Totally Stopped," indicate number of years since you totally stopped and give date and reason in REMARKS.

[ ]  Less Than 1 Yr.   [ ] 1 or more/less than 2 Yrs.   [ ] 2 or more/less than
3 Yrs.   [ ] 3 or more/less than 5 Yrs.   [ ] 5 or more Yrs.

--------------------------------------------------------------------------------
11. History (Explain "Yes" answers in REMARKS.)                          Yes No
    a.Do you have any other application or informal inquiry for life insurance pending in any company or society?................. [ ] [ ]
    b.Have you ever had an application or reinstatement request for life or disability insurance refused, postponed, limited, withdrawn or cancelled, or have you been asked to pay a
      higher premium? (Does not apply in Missouri.)..................... [ ] [ ]
    c.Have you ever been convicted of a misdemeanor or
      felony?........................................................... [ ] [ ]
    d.Have you ever requested or received a Worker's
      Compensation, Social Security or disability income
      payment, excluding a pregnancy-related payment?................... [ ] [ ]
    e.In the past 5 years, has your driver's license been suspended or revoked?....................................................... [ ] [ ]
    f.In the past 5 years, have you been convicted of, or pled guilty or no contest to, reckless driving or driving under the influence of alcohol or drugs?.................................... [ ] [ ]
    g.In the past 5 years have you flown, or do you intend to fly, as a pilot, student pilot, or crew member other than for a scheduled commercial airline? (If "Yes," complete Aviation
      Supplement.)...................................................... [ ] [ ]
    h.In the past 2 years have you engaged in, or do you intend to engage in, hang gliding, ultra-light flying, hot-air
      ballooning, mountain, rock, or ice climbing, motor vehicle or boat racing, or scuba or sky diving? (If "Yes," complete appropriate activities Supplement[s].)............................ [ ] [ ]
    i.Do you intend to travel or reside outside of the U.S. or
      Canada? (If "Yes," complete Foreign Residence/Travel
      Supplement.)...................................................... [ ] [ ]
    j.In the past 10 years have you been hospitalized or treated by a doctor or practitioner, for stroke, high blood pressure, heart trouble, circulatory problem; nervous system or mental
      disorder; drug or alcohol abuse; diabetes; tumor, cancer or other malignancy; disorder of the digestive system; kidney or liver disease?................................................. [ ] [ ]
    k.In the past 10 years, have you had a diagnosis of AIDS
      (Acquired Immune Deficiency Syndrome) made by a
      member of the medical profession? (Does not apply to DE or
      NV residents)..................................................... [ ] [ ]

================================================================================

12. REMARKS (For explanations and special requests. Identify applicable item number and letter. If additional space is needed, use an additional sheet




17185 07/2001 Genworth Life and Annuity Insurance Company Page 2 of 8 To order use stock no * 17185 01/01/06

Variable Life Insurance Application-Additional Proposed Insured Part 1

Continued
--------------------------------------------------------------------------------

 1. a. Insured (Last , First, M.I., Maiden Name) b. Date of Birth (MM/DD/YYYY)
                                                              /          /
 -----------------------------------------------------------------------------

  c. Age d. Sex e. Marital Status f. S.S./Tax ID No. g. Driver's License No./State
----------------------------------------------------------------------------------

  h. Home Telephone           i. State/Country of Birth j. Legal
                                                        Citizenship  [ ]  U.S.  [ ]  Other (Specify)
   [ ]  Unlisted  (      )
----------------------------------------------------------------------------------------------------

  k. Residence Address (No. & St., City, State, Zip) l. How long at this address?
                                                                 yrs.        mos.

--------------------------------------------------------------------------------

2. a. Occupation b. Job Title--Duties (Be Specific) c. Employed By d. Time Employed There
-----------------------------------------------------------------------------------------

  e. Business Address (No. & St., City, State, Zip)         f. Work Telephone
                                                            (        )

--------------------------------------------------------------------------------

3. Beneficiary - for Additional Insured Rideronly - does not apply to joint policies.

Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle: [ ]

--------------------------------------------------------------------------------

    Primary    Full Name (Last, First, M.I.)/Name of Trust/Trustee % of Share Relationship Age Date of Trust
------------------------------------------------------------------------------------------------------------
               Address (No. & St., City, State, Zip)
------------------------------------------------------------------------------------------------------------
[ ] Primary    Full Name (Last, First, M.I.)/Name of Trust/Trustee % of Share Relationship Age Date of Trust
------------------------------------------------------------------------------------------------------------
[ ] Contingent
------------------------------------------------------------------------------------------------------------
               Address (No. & St., City, State, Zip)
------------------------------------------------------------------------------------------------------------

4. Existing Insurance/Replacement (Explain "Yes" answers in REMARKS.
  Additional forms may be required.)                                                      Yes No
   a. Does proposed insured have existing life insurance or annuities?                    [ ] [ ]
   b. If "Yes," to Question 4.a., will the insurance applied for in this application
   replace, end or change any existing life insurance or annuities?                       [ ] [ ]

List all existing life insurance policies and annuity contracts. For additional policies/
contracts, use REMARKS.

---------------------------------------------------------------------
Full Name of Company Replacing?
                      Yes    No $ Amount Year Issued Beneficiary(ies)
---------------------------------------------------------------------
                     [ ]    [ ]
---------------------------------------------------------------------
                     [ ]    [ ]
---------------------------------------------------------------------
                     [ ]    [ ]
---------------------------------------------------------------------

5. Tobacco and Nicotine Use

a.Mark the one item that best describes your history of tobacco and other nicotine product use:
    [ ] Never Used  [ ] Totally Stopped  [ ] Use Now

b. If you have "Totally Stopped," indicate number of years since you totally stopped and give date and reason in REMARKS.

[ ] Less Than 1 Yr. [ ] 1 or more/less than 2 Yrs. [ ] 2 or more/less than 3 Yrs. [ ] 3 or more/less than 5 Yrs.
[ ] 5 or more Yrs.

--------------------------------------------------------------------------------

6. History (Explain "Yes" answers in REMARKS.)                                                                    Yes No
    a.Do you have any other application or informal inquiry for life insurance pending in any company or society?................................................................................................... [ ] [ ]
    b.Have you ever had an application or reinstatement request for life or disability insurance refused, postponed, limited, withdrawn or cancelled, or have you been asked to pay a higher premium? (Does not apply in Missouri.).................................................................................... [ ] [ ]
    c.Have you ever been convicted of a misdemeanor or felony?................................................... [ ] [ ]
    d.Have you ever requested or received a Worker's Compensation, Social Security or disability income payment, excluding a pregnancy- related payment?........................................................... [ ] [ ]
    e.In the past 5 years, has your driver's license been suspended or revoked?.................................. [ ] [ ]
    f.In the past 5 years, have you been convicted of, or pled guilty or no contest to, reckless driving or driving under the influence of alcohol or drugs?........................................................... [ ] [ ]
    g.In the past 5 years have you flown, or do you intend to fly, as a pilot, student pilot, or crew member other than for a scheduled commercial airline? (If "Yes," complete Aviation Supplement.)................... [ ] [ ]
    h.In the past 2 years have you engaged in, or do you intend to engage in, hang gliding, ultra-light flying, hot-air ballooning, mountain, rock, or ice climbing, motor vehicle or boat racing, or scuba or sky diving? (If "Yes," complete appropriate activities Supplement[s].)......................................... [ ] [ ]
    i.Do you intend to travel or reside outside of the U.S. or Canada? (If "Yes," complete Foreign
      Residence/Travel Supplement.).............................................................................. [ ] [ ]
    j.In the past 10 years have you been hospitalized or treated by a doctor or practitioner, for stroke, high blood pressure, heart trouble, circulatory ... problem; nervous system or mental disorder; drug or alcohol abuse; diabetes; tumor, cancer or other malignancy; disorder of the digestive system; kidney or liver disease?.......................................................................................... [ ] [ ]
    k.In the past 10 years, have you had a diagnosis of AIDS (Acquired Immune Deficiency Syndrome)
      made by a member of the medical profession? (Does not apply to DE or NV residents)......................... [ ] [ ]

--------------------------------------------------------------------------------
7. REMARKS (For explanations and special requests. Identify applicable item number and letter on an additional sheet of paper.)

17185 07/2001 Genworth Life and Annuity Insurance Company Page 3 of 8 To order use stock no * 17185 01/01/06


Application for Children's Term Life Insurance No insurance will be provided on a child before age 15 days or after the child's 18th birthday. A child who is full-time student
Continued                                      and who has not yet attained his/her 22nd birthday may become an insured child.

================================================================================
1. Proposed Insured Children (Eligible children include natural and legally adopted children of the Proposed Insured).

Name of Proposed Insured Child                   State   Date of Birth  Height  Weight Social Security Number
(First, Middle, Last)          Sex Relationship of Birth (MM/DD/YYYY)  (ft./in) (lbs.)     (If assigned)
------------------------------ --- ------------ -------- ------------- -------- ------ ----------------------
                                                             /    /
-------------------------------------------------------------------------------------------------------------
                                                             /    /
-------------------------------------------------------------------------------------------------------------
                                                             /    /
-------------------------------------------------------------------------------------------------------------
                                                             /    /
-------------------------------------------------------------------------------------------------------------

2.  Proposed Insured Child's Existing Insurance/Replacement (Explain "Yes" answers in REMARKS.)               Yes No
    a.  Does any proposed insured child have existing life insurance or annuities?                            [ ] [ ]

    b.  If "Yes," to Question 3.a., will the insurance applied for in this application replace, end or change any existing life insurance or annuities?
        (If "Yes," you may be required to review and sign additional forms.)                                  [ ] [ ]
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.

                                  Replacing?
Child's Name Full Name of Company  Yes  No   $ Amount Year Issued Beneficiary(ies)
------------ -------------------- ---------- -------- ----------- ----------------
                                    [ ]  [ ]
----------------------------------------------------------------------------------

                                    [ ]  [ ]
----------------------------------------------------------------------------------

                                    [ ]  [ ]
----------------------------------------------------------------------------------

Medical Information

Explain "Yes" answers in REMARKS. Identify condition and Proposed Insured Child to whom condition applies. Include diagnoses, dates, durations, treatments and medications prescribed, and names and addresses of all attending care providers and treatment facilities.


                                                                                                                        Yes No

3.  Has any Proposed Insured Child had, been told he or she had, or been treated for:

    a.  heart murmur or disease of the heart or blood vessels?                                                          [ ] [ ]

    b.  diabetes or disorder of the thyroid or other endocrine gland(s)?                                                [ ] [ ]

    c.  deformity or congenital abnormality?                                                                            [ ] [ ]

    d.  cancer or cancer-related disease?                                                                               [ ] [ ]

    e.  convulsions or seizures or any other neurological disorder?                                                     [ ] [ ]

    f.  disorder of the respiratory system?                                                                             [ ] [ ]

    g.  disorder of the digestive or genitourinary systems?                                                             [ ] [ ]

4.  Has any Proposed Insured Child:

    a.  been examined by, received treatment from, or been advised to receive treatment from a care provider or medical [ ] [ ]
        facility for any reason during the past 5 years?

    b.  ever been a patient in a treatment facility?                                                                    [ ] [ ]

    c.  ever used alcoholic beverages or ever used any of the following other than as prescribed by a care provider:    [ ] [ ]
        narcotics, stimulants, sedatives, hallucinogens, or any controlled substances?

5.  In the past 10 years, has any Proposed Insured Child had a diagnosis of AIDS (Acquired Immune Deficiency            [ ] [ ]
    Syndrome) or HIV (Human Immunodeficiency Virus) made by a care provider or treatment facility?

================================================================================

6. REMARKS

17185 07/2001 Genworth Life and Annuity Insurance Company Page 4 of 8 To order use stock no * 17185 01/01/06

Variable Life Insurance Application Part 1

Continued

================================================================================

Fraud Statements

ARKANSAS - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information on an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO - It is unlawful to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or insurance agent who knowingly provides false, incomplete, or misleading information for the purpose of defrauding or attempting to defraud a policyholder or claimant with regard to an insurance settlement or award shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

DISTRICT OF COLUMBIA - WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FLORIDA - Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

KENTUCKY - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

LOUISIANA - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MAINE and TENNESSEE - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

NEW JERSEY - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW MEXICO - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information on an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

OHIO - Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

================================================================================

17185 07/2001 Genworth Life and Annuity Insurance Company Page 5 of 8 To order use stock no * 17185 01/01/06

Variable Life Insurance Application Part 1

Continued

================================================================================

AGREEMENT

All answers to the questions in this application and any medical examinations required, are complete and true to the best of my knowledge and belief. No information has been furnished which is not recorded in those answers. I agree that:

1. The answers to those questions, together with this agreement, are the basis for issuing any policy. No information has been furnished which is not recorded in the answers.

2. Except as otherwise provided in the Temporary Insurance Application and Agreement, insurance will be effective as of the date on the policy, but not until I pay the full first premium, while all persons proposed for insurance are insurable under the Company's published underwriting rules.

3. To the extent permitted by law, I waive all rights that control the disclosure of medical information.

4. The Company is not bound by any knowledge or statement made to any agent, broker or other representative unless set forth in this application.

5. I acknowledge receipt of, and I have read the Investigative Consumer Report Notice, the Medical Information Bureau Disclosure Notice and the Notice of Insurance Information Practices (in the states that require it).

AUTHORIZATION

I authorize any physician, medical professional, hospital, clinic or medical care institution, to disclose to Genworth Life and Annuity Insurance Company (Genworth Life & Annuity) , its reinsurers, or any consumer reporting agency acting on its behalf, information about me. I also authorize the Medical Information Bureau, any consumer reporting agency, insurer, reinsurer, employer, relative, friend or neighbor to do likewise. The above parties are authorized to disclose information relating to employment, other insurance coverage, past and present physical, mental, drug and/or alcohol conditions, character, habits, avocations, finances, general reputation, credit and other personal characteristics.

I authorize Genworth Life & Annuity to obtain a copy of my motor vehicle record from the Department of Motor Vehicles or other appropriate state agency.

I understand that Genworth Life & Annuity will collect this information for the purpose of determining eligibility for insurance. I also understand that Genworth Life & Annuity may review this information in connection with claims that are later submitted to it.

I understand that I may request to receive, in writing, the specific reason for an adverse underwriting decision.

I agree that this authorization will be valid for two and one-half years (valid for twenty-six months in WV) from the date it is signed or for the duration of the claim.

I know that I, or my authorized representative, have a right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

If an investigative consumer report is prepared in connection with my application, I request to be interviewed in connection with that report.

Statement of Understanding                                                                                      Yes No
1.Did you receive the policy prospectus for the plan of insurance requested?................................... [ ] [ ]
2.Did you receive the fund prospectus for the subaccount(s) to which you are allocating premiums?.............. [ ] [ ]
3.Do you believe that this policy will meet your insurance needs and financial objectives (does not apply to ND residents)?.................................................................................................. [ ] [ ]
4.DO YOU UNDERSTAND THAT:......................................................................................
    A.THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, OR
      MAY EVEN BECOME ZERO, DEPENDING ON THE INVESTMENT RETURN OF THE
      INVESTMENT SUBACCOUNT?................................................................................... [ ] [ ]
    B.THE ACCOUNT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT
      RETURN OF THE INVESTMENT SUBACCOUNTS?.................................................................... [ ] [ ]

================================================================================

 City, State In Which Owner Signed Application
 ------------------------------------------------------------------------------
 Signature of Proposed Insured (Parent if Proposed Insured Under 15 Years) Date
 ------------------------------------------------------------------------------
 Signature of Additional Proposed Insured                                  Date
 ------------------------------------------------------------------------------
 Owner (if not Proposed Insured: Signature and any Title)                  Date
 ------------------------------------------------------------------------------
 Signature of Licensed Insurance Agent                                     Date
 ------------------------------------------------------------------------------
 Signature of Licensed Insurance Agent                                     Date

================================================================================

17185 07/2001 Genworth Life and Annuity Insurance Company Page 6 of 8 To order use stock no * 17185 01/01/06

Variable Life Insurance Application Agent's Report        Complete Fully In All Cases

Continued

================================================================================

1.  If this application is to be issued on Monthly Bank Draft basis, and added to an established account, give the Insured's name and policy number.
---------------------------------------------------------------------------------------------------------------------
2.  If we need to ask questions about this application, who can best answer them?
---------------------------------------------------------------------------------------------------------------------
    Home Telephone                            Work Telephone                          Best Time to Call
    (    )                                    (    )                                                   [ ] AM  [ ] PM
---------------------------------------------------------------------------------------------------------------------
3.  Is the primary purpose of sale for        [ ] Yes  [ ] No
    business?

    [ ] A. Split Dollar*   [ ] B. Deferred    [ ] C. Executive   [ ] D. Key Employee  [ ] E. Business  [ ] F. Secure
                               Compensation       Bonus                                   Buy-Out          Credit
       *If split dollar:   [ ] Endorsement    [ ] Coll. Assign.  [ ] ER Pay All       [ ] Other
---------------------------------------------------------------------------------------------------------------------
4.  How long and how well have you known the insured? (If related, give relationship.)

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STATEMENT

Do you have knowledge or reason to believe that replacement of insurance is involved? [ ] Yes [ ] No

If "Yes," explain and submit a completed replacement form where required.

I represent that: (1) [ ] I have personally seen [ ] I have not personally seen (*) all the persons proposed for insurance; (2) I have truly and accurately recorded on this application the information as supplied by the Proposed Insured, the Additional Proposed Insured and/or the Owner/Applicant; (3) to the best of my knowledge and belief there is nothing adversely affecting the insurability of any of the persons proposed for insurance other than as indicated in this application, and (4) where required, the abbreviated notice regarding our insurance practices, or on request, the full Notice of
Information Practices, was given on or before the date the application was signed.
--------------------------------------------------------------------------------
*Explain
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Agent/Broker Name                                                  S.S./Tax ID No.
----------------------------------------------------------------------------------
Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------
Telephone                             Email
(    )
----------------------------------------------------------------------------------
Agent/Broker Code                     Managing Agency/Brokerage
----------------------------------------------------------------------------------
Comm. Split %                         Comm.
                                                      [ ] NT  [ ] T  [ ] L  [ ] HT
----------------------------------------------------------------------------------
Agent/Broker Signature                                                        Date
-------------------------------------

================================================================================

Agent/Broker Name                                                  S.S./Tax ID No.
----------------------------------------------------------------------------------
Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------
Telephone                             Email
(    )
----------------------------------------------------------------------------------
Agent/Broker Code                     Managing Agency/Brokerage
----------------------------------------------------------------------------------
Comm. Split %                         Comm.
                                                      [ ] NT  [ ] T  [ ] L  [ ] HT
----------------------------------------------------------------------------------
Agent/Broker Signature                                                        Date

================================================================================

17185 07/2001 Genworth Life and Annuity Insurance Company Page 7 of 8 To order use stock no * 17185 01/01/06
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Investigative Consumer Report Notice

In compliance with federal and state laws, this is to inform you that as part of our procedure for processing your insurance application, an investigative consumer report may be prepared. The information for the report is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. The report includes information as to your character, general reputation, personal characteristics and mode of living. None of the information collected concerning the sexual orientation of the proposed insured will be used to determine his or her eligibility for insurance. You may request to be interviewed for the consumer report. You may, upon written request, be informed whether or not the report was ordered, and if so, the name and address of the consumer reporting agency which made the report. Upon proper identification, you have the right to inspect and/or receive a copy of the report from the consumer reporting agency. You have the right to make a written request to us within a reasonable period of time to receive additional detailed information about the nature and scope of the investigation. Write to:
Underwriting Department, Genworth Life and Annuity Insurance Company, 6610 West
Broad Street, Richmond, Virginia 23230.

Medical Information Bureau Disclosure Notice

The information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is submitted.

The information you provide will be treated as confidential except that Genworth Life and Annuity Insurance Company or its reinsurers may, however, make a brief report to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another insurance company member to which you have applied for life or health insurance coverage and to which a claim is submitted, the MIB will supply such company with the information it may have in its files.

Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB's information office is Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (866) 692-6901.

Genworth Life and Annuity Insurance Company or its reinsurers may also release information in its files to other life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

Notice of Insurance Information Practices

GIVE THIS NOTICE TO THE PROPOSED INSURED/OWNER/APPLICANT IN THE STATES OF
ARIZONA, CALIFORNIA, CONNECTICUT, GEORGIA, ILLINOIS, KANSAS, MASSACHUSETTS,
MINNESOTA, MONTANA, NEVADA, NEW JERSEY, NORTH CAROLINA, OREGON & VIRGINIA.

    1. Personal information may be collected from persons other than the individual or individuals proposed for coverage.
    2. Such information, as well as other personal or privileged information subsequently collected, may be disclosed to third parties in certain circumstances, without authorization.
    3. A right of access and correction exists with respect to all personal information collected.
    4. A more complete notice describing our information practices in detail will be furnished to you upon request.

GenworthLife and Annuity Insurance Company
6610 West Broad Street
Richmond, VA 23230
804 281-6000

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